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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 20, 2005



                              VIGNETTE CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                000-25375               74-2769415
  (State or other jurisdiction     (Commission             (IRS Employer
       of incorporation)           File Number)          Identification No.)






                1301 South MoPac Expressway, Austin, Texas 78746
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (512) 741-4300



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.     Results of Operations and Financial Condition

     On January 20, 2005, Vignette Corporation announced its financial results for the respective three and twelve month periods ended December 31, 2004. The full text of the press release is attached as Exhibit 99.1 hereto.

To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), Vignette Corporation uses non-GAAP measures of gross profit, operating loss, loss before income taxes, net loss and net loss per share, which are adjusted from results based on GAAP to exclude certain expenses. Vignette Corporation believes non-GAAP financial information is a more accurate representation of the Company's financial performance and uses non-GAAP information internally to evaluate and manage the Company's operations. These non-GAAP adjustments are provided to enhance the user's overall understanding of our financial performance. The presentation of this additional information is not a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01.     Financial Statements and Exhibits

     (c) Exhibits.

         Number        Description
         ------        -----------
         99.1          Vignette Corporation Press Release issued on January 20,
                       2005 announcing its financial results for the respective three and twelve month periods ended December 31, 2004.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 VIGNETTE CORPORATION


Date: January 20, 2005                           By: /s/ Thomas E. Hogan
                                                     ---------------------------
                                                     Thomas E. Hogan
                                                     President and
                                                     Chief Executive Officer